UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 19, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                        0-16132               22-2711928
--------------------------------- -------------------------- -------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


            86 Morris Avenue, Summit, New Jersey                    07901
------------------------------------------------------------ -------------------
            (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.


          ITEM 5.02(c) ELECTION OF DIRECTOR

               On April 20, 2006, Celgene Corporation announced the election of Rodman L. Drake to the Company's Board of Directors effective April 19, 2006. Mr. Drake is an experienced corporate director and former CEO with more than 30 years of diverse consulting and executive management experience. He will serve as a member of the Nominating and Audit Committees of the Celgene Board of Directors. Mr. Drake has spent most of his career in executive level positions such as Co-Chairman of KMR Power Company, a developer of independent power projects internationally, Chief Executive Officer and Managing Director of Cresap McCormick and Paget, a leading international management consulting firm, and President of The Mandrake Group, a consulting firm specializing in strategy and organizational design. He is a member of the board of directors of Student Loan Corporation, Jackson Hewitt and Hyperion Funds and several private companies. Mr. Drake received a B.A. degree from Yale University and an M.B.A. from Harvard Business School.

               Attached hereto and incorporated herein by reference as Exhibit
          99.1 is the Press Release announcing the election of Mr. Drake to the Company's Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

          99.1 - Press Release dated April 20, 2006 announcing the election of Rodman L. Drake to the Company's Board of Directors.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date:  April 20, 2006                   By:   /s/ Robert J. Hugin
                                        ----------------------------------------
                                              Name:  Robert J. Hugin
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1 Press release dated April 20, 2006 announcing the election of Rodman L. Drake to the Company's Board of Directors.